AMENDMENT dated as of April 13, 2001 (the "Note Amendment") to the 7% CONVERTIBLE SUBORDINATED NOTES (the "Notes") issued by GENTLE DENTAL SERVICE CORPORATION, a Washington corporation (the "Company"), in the aggregate principal amount of $30,000,000.

    WHEREAS, Section 9 of the Notes provides, inter alia, that each of the Notes may be amended by the written consent of the Requisite Holders; and

    WHEREAS, the Company and the Requisite Holders desire to amend each of the Notes to the extent set forth herein.

    NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and the Requisite Holders, on behalf of themselves and each Purchaser and holder of a Note, hereby agree as follows:

    1.  Each of the Notes is hereby amended by deleting Section 2 in its entirety and substituting the following therefor:

  "Section 2. Payments of Interest by Issuance of Additional Notes. .Commencing with the Interest Payment Date occurring on March 31, 2001 and continuing through, and including, the date on which all Senior Debt (as defined in the Purchase Agreement) shall have been paid in full and all commitments to lend under the Senior Credit Facility (as defined in the Purchase Agreement) shall have been terminated (the "Senior Debt Repayment Date"), the Company shall pay all interest due on this Note in additional Notes ("Additional Notes") in an aggregate principal amount equal to the amount of such interest that would otherwise be payable in cash. Notwithstanding the foregoing, in the event that the Company pays interest on the Senior Subordinated Note Due 2005 dated as of June 15, 2000 in the form of "PIK Notes" (as that term is defined in the Allonge to such Senior Subordinated Note), then interest on this Note will be paid as Non-Cash Interest Additional Notes. Commencing with the first Interest Payment Date following the Senior Debt Repayment Date, the Company may, at its option and in its sole discretion in lieu of payment of interest in cash on this Note, pay all or a portion of the interest due on this Note in Additional Notes in an aggregate principal amount equal to the amount of such interest that otherwise would be payable in cash. In the event on any Interest Payment Date the amount of interest to be paid hereunder on such date in the form of Additional Notes shall exceed 60% of the total interest due on this Note on such Interest Payment Date, then the aggregate principal amount of the Additional Notes to be issued on such Interest Payment Date which exceeds 60% of the total interest due on this Note on such date shall be issued as Non-Cash Interest Additional Notes. Commencing with the first Interest Payment Date occurring after the Senior Debt Repayment Date, the Company shall give written notice to the Holder of the Note of its intent to pay such interest in Additional Notes, not less than 5 nor more than 45 days prior to the record date immediately preceding an Interest Payment Date on which Additional Notes will be issued. Any such Additional Notes (including the Non-Cash Interest Additional Notes) issued by the Company shall be subject to the same terms (including the interest from time to time payable thereon) as this Note except, as the case may be, with respect to issuance date and the aggregate principal amount thereof and shall be entitled to the benefits of the Purchase Agreement."

    2.  All of the provisions of this Note Amendment shall be deemed to be incorporated in, and made a part of, each of the Notes, and each of the Notes, as supplemented and amended by this Note

Amendment shall be read, taken and construed as one and the same instrument. Except as otherwise expressly provided herein, each of the Notes shall remain in full force and effect and is hereby ratified.

    3.  All of the agreements in this Note Amendment shall bind all successors and assigns, whether so expressed or not.

    IN WITNESS WHEREOF, the parties hereto have executed this Note Amendment as of the date first above written.

GENTLE DENTAL SERVICE CORPORATION
By:
/s/ MICHAEL T. FIORE Name: Michael T. Fiore Title: President and CEO
Aggregate Principal Amount of Notes Held	REQUISITE PURCHASERS:
J.P. MORGAN PARTNERS (23A SBIC), LLC
$15,000,000.00	By:	J.P. Morgan Partners (23A SBIC Manager), Inc.
By:
Name: Title:
$209,998.75	DLJ CAPITAL CORP.
By:
/s/ ROBERT FINZI Name: Robert Finzi Title: Attorney In Fact

S–1

$1,049,999.70	DLJ FIRST ESC L.L.C.
	By:	DLJ LBO Plans Management Corporation, its Manager
By:
/s/ ROBERT FINZI Name: Robert Finzi Title: Attorney In Fact
$5,051,520.90	SPROUT CAPITAL VII, L.P.
	By:	DLJ Capital Corp. its Managing General Partner
By:
/s/ ROBERT FINZI Name: Robert Finzi Title: Attorney In Fact
$4,129,800.10	SPROUT GROWTH II, L.P.
	By:	DLJ Capital Corp. its Managing General Partner
By:
/s/ ROBERT FINZI Name: Robert Finzi Title: Attorney In Fact
$58,680.55	THE SPROUT CEO FUND, L.P.
	By:	DLJ Capital Corp. its Managing General Partner
By:
/s/ ROBERT FINZI Name: Robert Finzi Title: Attorney In Fact

S–2

Title: Attorney In Fact